UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2014

FIRST LIBERTY POWER CORP.
Exact name of registrant as specified in its charter

Nevada	000-52928	90-0748351
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7251 W. Lake Mead Blvd, Suite 300, Las Vegas NV	89128
(Address of principal executive offices)	(Zip Code)

(702) 675-8198
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

First Liberty Power Corp., a Nevada corporation (“First Liberty”) is filing this Amendment No.1 to the Current Report on Form 8-K/A to amend its previously filed Current Report on Form 8-K filed on July 21, 2014 to include disclosures pursuant to Item 1.01.

SECTION 1   REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01  - Entry into a Material Definitive Agreement

On July 21, 2014, First Liberty entered into a verbal agreement to acquire additional interests in Stockpile Reserves LLC, Central Nevada Processing Co. LLC and SG8 Exploration LLC (collectively the “LLC Companies”) from the three shareholders of the LLC Companies (the “Majority Shareholders”) that represent the significant majority of the 50% interest in the LLC Companies not presently held by First Liberty. This is to be an all-stock transaction, with the maximum consideration for obtaining a 100% interest in the LLC Companies not to exceed 15,000,000 shares of the common stock of First Liberty.  The 15,000,000 shares of common stock are to be allocated among the shareholders of the LLC Companies, with each shareholder to exchange their respective interests in the LLC Companies for a pro-rata amount of the allocated shares.  The remaining minority shareholders of the LLC Companies (the “Minority Shareholders”) will be provided an opportunity to divest their respective interests in the LLC Companies on the same terms as the Majority Shareholders.  First Liberty currently holds a 50% interest in each of the LLC Companies, and upon the completion of the acquisition from the Majority Shareholders, will hold an 86.5% interest in Stockpile Reserves, LLC, and a 94% interest in both of Central Nevada Processing Co. LLC and SG8 Exploration LLC.  First Liberty may acquire a 100% interest in each of the LLC Companies if it is successful in obtaining the interests of the Minority Shareholders.

First Liberty has been consolidating the financial statements of Stockpile Reserves LLC and Central Nevada Processing Co. as of the quarterly period ended October 2012.   First Liberty’s more recently acquired interest in SG8 Exploration LLC will be consolidated into the period ending July 31, 2014.

Completion of the necessary documentation, corporate and entity level procedures, and other administrative matters associated with the transaction are expected to take up to 45 days.

SECTION 7   REGULATION FD

Item 7.01 - Regulation FD Disclosure

On July 21, 2014, First Liberty issued a press release announcing the transaction described in Item 1.01.  A copy of the press is attached to this Amendment as Exhibit 99.1.

The information contained in and accompanying this Amendment with respect to Item 7.01 (including Exhibit 99.1 hereto) is being furnished to, and not filed with, the Securities and Exchange Commission in accordance with General Instruction B.2 to Form 8-K pursuant to Regulation FD. Accordingly, the information in Item 7.01 and Exhibit 99.1 of this report will not be incorporated by reference into any registration statement filed by the Company under the Securities Act, unless specifically identified therein as being incorporated therein by reference.  The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by First Liberty that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of First Liberty.

SECTION 9  FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 - Financial Statements and Exhibits

(d)           Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Amendment:
Exhibit No.	Description
99.1	Press Release, dated July 21, 2014 (incorporated by reference to our Current Report on Form 8-K filed on July 21, 2014).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

First Liberty Power Corp.

Dated: August 19, 2014	By:	/s/ Donald Nicholson
	Name:	Donald Nicholson
`	Title:	President & CEO